 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

____________________

Date of report (Date of earliest event reported): June 5, 2020

Amyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRS	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As previously reported, on June 1, 2020 and June 4, 2020, Amyris, Inc. (the “Company”) entered into separate security purchase agreements (the “Purchase Agreements”) with accredited investors for the issuance of an aggregate of 32,614,573 shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), and 102,156.21 shares of the Company’s Series E Convertible Preferred Stock, par value $0.0001 per share, convertible into 34,052,070 shares of Common Stock (the “Preferred Stock”). The entry into the Purchase Agreements, issuance of the Preferred Stock and related matters were reported in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on June 4, 2020, which is incorporated herein by reference.

On June 5, 2020, the Company filed the Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock with the Secretary of State of Delaware.

Each share of Preferred Stock has a stated value of $1,000 and is convertible into 333.33 Common Shares. All shares of Preferred Stock shall be automatically converted, without any further action by the holder, on the first trading day after the Company obtains stockholder approval for the issuance of shares of Common Stock issuable upon conversion of the Preferred Stock as is required by the applicable rules and regulations of the Nasdaq Stock Market, including Nasdaq Listing Standard Rule 5635(d). Unless and until converted into Common Stock in accordance with its terms, the Preferred Stock has no voting rights, other than as required by law or with respect to matters specifically affecting the Preferred Stock.

Item 7.01	Regulation FD Disclosure.
On June 10, 2020, the Company issued a press release entitled “Amyris Announces Closing of $200 Million Private Placement,” a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 7.01 and Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Press release issued June 10, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: June 10, 2020	By:	/s/ Han Kieftenbeld
Han Kieftenbeld
Chief Financial Officer